EXHIBIT 32.1
CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 Title 18,
United States Code)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of First BanCorp., a Puerto Rico corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:
     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Form l0-Q”) of the Company fully complies with the requirements of section l3(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2007	/s/ Luis M. Beauchamp

	Name:	Luis M. Beauchamp
	Title:	Chairman, President and
Chief Executive Officer